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                                                                  Exhibit 10.30


                          [IMPERIAL BANK LETTERHEAD]



March 20, 1998




Mr. Gregory S. Saunders
Executive Vice President
National Insurance Group
395 Oyster Point Blvd., Suite 500
South San Francisco, CA 94080

Re: Loan #716065529/#250 - $1,000,000 revolving line of credit

Dear Greg:

Imperial Bank has approved an extension of your credit facility shown above as evidenced by that Note dated September 11, 1997 from its current maturity date of May 31, 1998 to March 31, 1999.

Except as modified and extended hereby, the existing documentation as amended concerning your obligation remains in full force and effect. Please acknowledge your acceptance in the space provided below and return this letter to the undersigned no later than March 30,1998.

Best personal regards,

/s/ Joseph J. McCarthy
---------------------------
Joseph J. McCarthy
Vice President


Acknowledged and Agreed to:

National Insurance Group

By: /s/ Greg Saunders
    --------------------------
    Gregory S. Saunders

Date: March 20, 1998